ASSETS CLASSIFIED AS HELD FOR SALE (Tables)	12 Months Ended
Dec. 31, 2018
ASSETS CLASSIFIED AS HELD FOR SALE
Schedule of assets classified as held for sale

	At December 31,
	2017	2018
	Thousand USD	Thousand USD
		Japan	Chile
		Note(a)	Note(b)
IPP solar parks held for sale	—	45,046	2,121
Cash and cash equivalents	—	—	128
Trade and other receivable	—	—	1,092
Other assets	—	—	—
	—	45,046	3,341
Liabilities associated with assets held for sale	—	—	336

(a)    On March 8, 2019, the company entered 12 asset purchase agreements with a third party to sell 12 IPP solar parks in Japan with a price of JPY 9.4 billion (USD 85.7 million). The company reclassifies the relative assets into held for sale.

(b)    On January 17, 2019, the company entered a share purchase agreement with a third party to sell a subsidiary in Chile with a price of USD 3 million. The company reclassifies the relative assets and liabilities into held for sale.